Fees Summary	Dec. 02, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	49,604.11
Total Transaction Valuation	323,998,127.00
Total Offset Amount	0.00
Net Fee	$ 49,604.11